UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 31, 2013

LIQUIDMETAL TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-31332 (Commission File Number)	33-0264467 (I.R.S. Employer Identification No.)

30452 Esperanza
Rancho Santa Margarita, California 92688
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 Effective as of January 31, 2013, the Board of Directors (the “Board”) of Liquidmetal Technologies, Inc. (the “Company”) expanded the authorized number of directors of the Company from five to six and appointed Bob Howard-Anderson to the Board.

The Company has issued a press release, dated February 4, 2013, relating to the appointment of Mr. Howard-Anderson to the Board.  The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release, dated February 4, 2013

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ TONY CHUNG
Tony Chung
Chief Financial Officer

Date: February 4, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 4, 2013